UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  MAY 5, 2005
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                   LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

        000-50073                                       87-0576481
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 (Commission File Number)                    (IRS Employer Identification No.)

   2200 POWELL STREET, SUITE 675
        EMERYVILLE, CALIFORNIA                                      94608
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (510) 601-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         As disclosed in a Current Report on Form 8-K dated April 6, 2005, Lighten Up Enterprises International, Inc. completed a reverse merger transaction with Bionovo, Inc., a Delaware corporation. In the reverse merger, a newly-created, wholly-owned subsidiary of Lighten Up Enterprises International merged with and into Bionovo, with Bionovo surviving. Also disclosed in the same report, was the completion of a private offering of securities of Bionovo which was consummated immediately prior to the reverse merger. The Bionovo offering consisted of 100 Units (with an over-allotment of 20 Units) at a purchase price of $100,000 per Unit, where each Unit was comprised of 200,000 shares of Bionovo common stock, and five year warrants to purchase 25,000 shares of Bionovo common stock at an exercise price of $0.75 per share and 25,000 shares of Bionovo common stock at an exercise price of $1.00 per share. In the Bionovo private offering, Bionovo sold a total of 80.955 Units for total gross proceeds of $8,095,500. In the reverse merger, the shares of Bionovo common stock issued in the Bionovo private offering were converted along with other then outstanding shares of Bionovo common stock, on a one-for-one basis, into shares of common stock of Lighten Up Enterprises International. Also in the reverse merger, the Bionovo warrants issued in the Bionovo private offering became warrants to purchase an equal number of shares of common stock of Lighten Up Enterprises International. Following the reverse merger transaction, Lighten Up Enterprises International conducted a private offering of securities on terms similar to the foregoing Bionovo private offering.

On May 5, 2005, Lighten Up Enterprises International completed a private offering of Units at $100,000 per Unit, where each Unit was comprised of 200,000 shares of common stock, par value $0.0001 per share ("Common Stock"), of Lighten Up Enterprises International, and five year warrants to purchase 25,000 shares of Common Stock at an exercise price of $0.75 per share and 25,000 shares of Common Stock at $1.00 per share. The aggregate number of Units offered in the Lighten Up Enterprises International private offering was 39.045 Units ($3,904,500), of which 21.35 Units were sold on May 5, 2005 for total gross proceeds of $2,135,000. The aggregate number and type of securities issued in the Lighten Up Enterprises International private offering, excluding securities issued to the placement agents for the offering, was 4,270,000 shares of Common Stock and warrants to purchase 533,750 shares of Common Stock at an exercise price of $0.75 per share and warrants to purchase 533,750 shares of Common Stock at an exercise price of $1.00 per share. Placement agents in the Lighten Up Enterprises International private offering received an aggregate cash payment equal to 10% of the gross proceeds of the offering, or $213,500, and five year warrants to purchase 427,000 shares of Common Stock at an exercise price of $0.50 per share.

The above private offerings were made solely to "accredited investors," as that term is defined in Regulation D under the Securities Act of 1933. Each investor in the private offerings submitted a subscription agreement and investor questionnaire in which the investor made certain representations and warranties as to their status as an "accredited investor." The shares of common stock and warrants issued in the private offerings were not registered under the Securities Act of 1933, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. No form of general solicitation or

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

general advertising was used to offer or sell the above securities, and each certificate representing shares of common stock and each warrant sold in the private offerings contains a legend to the effect that the securities represented by such instruments are restricted and may not be resold without registration under the Securities Act of 1933 or an exemption from that Act.

Under the terms of the above private offerings, Lighten Up Enterprises International has agreed to file a "resale" registration statement with the SEC on or before July 5, 2005 covering the shares of Lighten Up Enterprises International common stock issued, or issuable pursuant to the exercise of the warrants issued, to investors in the private offerings. Lighten Up Enterprises will use its best efforts to have such "resale" registration statement declared effective by the SEC as soon as possible and, in any event, within 180 days (or 210 days if the registration statement is reviewed by the SEC) after April 6, 2005. If the registration statement is not filed or is, for any reason, not declared effective within the foregoing time periods, Lighten Up Enterprises International will be obligated to pay liquidated damages to the investors in the private offerings. Liquidated damages, if any, will be paid in cash in an amount equal to 1% of the investor's paid subscription amount for the first 30 days (or part thereof) after the relevant date (i.e., filing date or effective date), and for any subsequent 30-day period (or part thereof), thereafter. Lighten Up Enterprises International will be obligated to maintain the effectiveness of the "resale" registration statement until the date when all securities registered under the registration statement (i) have been sold pursuant to the registration statement or an exemption from the registration requirements of the Securities Act of 1933 or (ii) may be sold without any volume or other restrictions pursuant to Rule 144(k) under the Securities Act of 1933.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.
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         Exhibit No.      Description
         -----------      -----------

         4.1              Form of Warrant

         10.1             Form of Subscription Agreement

         10.2             Form of Investor Questionnaire

         10.3             Form of Registration Rights Agreement

         10.4             Form of Acknowledgement and Amendment


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LIGHTEN UP ENTERPRISES
                                     INTERNATIONAL, INC.


Date:  May 10, 2005                  By: /s/ Isaac Cohen
                                         ---------------------------------------
                                         Isaac Cohen
                                         President and Chief Executive Officer

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                                  EXHIBIT INDEX


         Exhibit No.         Description
         -----------         -----------


         4.1                 Form of Warrant

         10.1                Form of Subscription Agreement

         10.2                Form of Investor Questionnaire

         10.3                Form of Registration Rights Agreement

         10.4                Form of Acknowledgement and Amendment


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